UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada	0-18953	87-0448736
(State or Other Jurisdiction	(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon, Tulsa, Oklahoma		74107
(Address of Principal Executive Offices)		(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2016, Angela E. Kouplen was elected to the Board of Directors (as disclosed in Item 5.07 below). Ms. Kouplen was appointed as a member of the Compensation Committee and Audit Committee. Additionally, Paul K. Lackey, Jr. and A. H. McElroy II were re-elected to the Board of Directors. A copy of the Company's press release reporting these changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 24, 2016, the Company held its Annual Meeting. At the Annual Meeting, the Company's stockholders (i) elected each of the nominees listed below to the Company's Board of Directors to serve until the 2018 Annual Meeting of Stockholders for Angela E. Kouplen, until the 2019 Annual Meeting of Stockholders for Paul K. Lackey, Jr. and A. H. McElroy II, or until their respective successors are elected and qualified, (ii) approved the AAON, Inc. 2016 Long-Term Incentive Plan and (iii) ratified the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Nominees:	For	Against	Withheld	Broker Non-Votes
Angela E. Kouplen	43,676,929	429,932	19,609	5,467,789
Paul K. Lackey, Jr.	38,681,465	5,440,954	4,051	5,467,789
A. H. McElroy II	43,221,151	901,268	4,051	5,467,789

(ii) The voting results with respect to the approval of the AAON, Inc. 2016 Long-Term Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
43,125,512	947,278	53,680	5,467,789

(iii) The voting results with respect to the ratification of the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 were as follows:

For	Against	Abstain	Broker Non-Votes
49,304,611	270,288	19,360	—

Item 8.01    Other Events.

The Company today announced that, at the May 24, 2016 board meeting following the Annual Meeting, its Board of Directors declared a regular semi-annual cash dividend of $0.11 per share. The dividend will be paid to stockholders of record as of the close of business on June 10, 2016, with a payment date of July 1, 2016.

The Company also announced today that its Board of Directors has authorized the Company to make up to $25.0 million in purchases of Company shares in the open market or through privately negotiated transactions at prevailing market prices, subject to a 10b5-1 Plan. All shares purchased will be restored to the status of authorized but unissued stock.

A copy of the Company's press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated May 25, 2016 announcing semi-annual cash dividend, stock buyback program and changes to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	May 25, 2016	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary